SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 10, 2006


                     Lehman ABS Corporation, on behalf of:

           Corporate Backed Trust Certificates, Series 2001-21 Trust
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              (Exact Name of Registrant as Specified in Charter)

      Delaware                001-31855                       13-3447441
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(State of Incorporation)      (Commission                   (I.R.S. Employer
                              File Number)                  Identification No.)

745 Seventh Avenue
New York, New York                                              10019
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(Address of Principal Executive Offices)                      (Zip Code)

      Registrant's Telephone Number, including area code: (212) 526-7000


                              Not Applicable
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         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01.  Other Events.


            Attached as Exhibit 99.1 please find a press release issued on February 10, 2006.


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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LEHMAN ABS CORPORATION


                                    By:   /s/ CHARLES M. WEAVER
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                                          Name: Charles M. Weaver
                                          Title:   Senior Vice President

February 10, 2006
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                               Index of Exhibits


Exhibit No.       Description


99.1        Press Release dated February 10, 2006.


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